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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 14, 2001 (August 10,
2001)

                           MARKWEST HYDROCARBON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      1-11566                 84-1352233
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


          155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, CO 80112-5000
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 303-290-8700

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ITEM 5. OTHER EVENTS

On August 13, 2001, MarkWest Hydrocarbon, Inc. issued the following press release:

                MARKWEST ACQUIRES CANADIAN NATURAL GAS PRODUCTION
         COMPANIES FOR $51 MILLION (U.S.)--MORE THAN DOUBLING RESERVES

     DENVER--August 13, 2001--MarkWest Hydrocarbon, Inc. (AMEX: MWP), today announced the acquisition of two privately owned independent exploration and production companies--Leland Energy Canada Ltd. and Watford Energy Ltd., both headquartered in Calgary, Alberta, Canada--for $51 million (U.S.). The same management directs both companies and will remain in place and continue to operate as before the transaction.

     The two entities will add 15,000 Mcf (thousand cubic feet) per day and 190 barrels of oil per day to MarkWest's current net production of 6,100 Mcf per day. The reserve report on the Canadian entities by Gilbert Laustsen Jung Associates indicates net acquired proved reserves of 26.4 billion cubic feet equivalent (Bcfe), which will increase MarkWest's total net proved reserves to more than 63 Bcfe. The current present value discounted at 10 percent (PV10) of the acquired companies' proved reserves is $47 million, while MarkWest's PV10 prior to this transaction was $36 million.

     Importantly, the acquisition adds more than 300 drillable locations, mostly defined by three-dimensional (3D) seismic. The Canadian companies' net land base is more than 106,000 acres, with 80 percent being highly exploitable. The acreage is located in central and southern Alberta and has excellent year-round access. The existing wells are approximately 3,500 feet deep, with relatively high initial production and a reserve life of five to seven years. 3D seismic, scheduled for late 2001, is anticipated to provide many additional drillable locations. The capital expenditure budget is expected to exceed $40 million over the next 24 months.

     The transaction has been financed using bank debt through an expanded $130 million line with MarkWest's lead banker, Bank of America N.A. The acquisition is expected to be accretive to both earnings and EBITDA in 2002 and beyond. John Fox, CEO, commented, "Unused capacity under our increased borrowing arrangement will be approximately $25 million to $30 million. Absent further acquisitions, we expect cash flow to fully fund ongoing capital expenditures."

     Leland and Watford employ 19 people as permanent staff and consultants and operate most wells with a high operating interest. The management group has been working together for more than a decade and has been highly successful both at Chevron Canada and independently, operating Leland and Watford. As with most of MarkWest's exploration projects, there is an attractive gathering and processing opportunity associated with this multiyear development project.

     Fox added, "This is a major new core area for MarkWest in a prolific gas-producing basin. Not only will it more than triple our equity gas production, but the future development potential over the next four to five years is outstanding. We are very impressed with our Canadian management team and are very pleased they will remain with the company. Finally, this not only provides a fee-based midstream opportunity, but it also further reduces the more
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volatile Appalachian liquids margin business to less than 25 percent of our cash operating income."

     Banc of America Securities LLC served as advisor to MarkWest on the transaction.

                                       ###

     The Company's management will hold a conference call at 2:00 MDT (4:00 EDT) on Tuesday, August 14, 2001, to discuss the transaction and the implications for MarkWest. To participate in the teleconference, please dial the following number five minutes prior to the scheduled start time:

                     719-457-2679, CONFIRMATION CODE 589725

     This conference call will be broadcast live simultaneously over the Internet. If you wish to listen via this method, go to our Web site at HTTP://WWW.MARKWEST.COM. Click on the "Investor Relations" tab, then on the "Click Here for Details" link on the pop-up menu regarding the conference call, then on "Live Webcast" under CONFERENCE CALLS.

     If listening via the Web, please allow extra time prior to the call to visit the site and, if necessary, download the streaming media software required (MEDIAPLAYER). A replay of the broadcast will be available within one hour of the live call and for the next 90 days. If you have any questions, please contact Anita Blackman, Investor Relations, at (800) 730-8388.

                                       ###

     MARKWEST HYDROCARBON, INC., OPERATES THROUGH TWO BUSINESS SEGMENTS:
GATHERING, PROCESSING, AND MARKETING AND EXPLORATION AND PRODUCTION. THE GATHERING, PROCESSING, AND MARKETING PORTION IS OUR TRADITIONAL "MIDSTREAM" BUSINESS, WHICH INVOLVES GATHERING NATURAL GAS FROM THE WELLHEAD AND REMOVING IMPURITIES SUCH AS CO2 AND SULFUR DIOXIDE ALONG WITH THE VALUABLE NATURAL GAS LIQUIDS. WE ALSO HAVE VERY EXTENSIVE STORAGE, TRANSPORTATION AND MARKETING FACILITIES. THE EXPLORATION AND PRODUCTION SEGMENT PRODUCES NATURAL GAS IN THE SAN JUAN BASIN OF COLORADO AND NEW MEXICO, WESTERN AND EASTERN MICHIGAN, AND WITH THIS TRANSACTION, ALBERTA, CANADA. NOT ONLY IS THIS SECOND SEGMENT GROWING VERY RAPIDLY, BUT IT ALSO HELPS DRIVE OUR MIDSTREAM BUSINESS AS WE PROVIDE SERVICES TO OTHER PRODUCERS.

     THIS PRESS RELEASE INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED OR INCORPORATED HEREIN MAY CONSTITUTE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN THE FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT. THE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT AFFECT THE COMPANY'S OPERATIONS, FINANCIAL PERFORMANCE AND OTHER FACTORS AS DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AMONG THE FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY ARE THOSE RISKS DISCUSSED IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000.
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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MARKWEST HYDROCARBON, INC.
                                               (Registrant)

Date: August 14, 2001                   BY: /s/ Gerald A. Tywoniuk
                                           -----------------------------------
                                                   Gerald A. Tywoniuk
                                              Chief Financial Officer and
                                               Vice President of Finance
                                           (On Behalf of the Registrant and as
                                           Principal Financial and Accounting
                                                       Officer)